AQR FUNDS

Supplement dated August 25, 2023 (“Supplement”)

to the Class I, Class N and Class R6 Summary Prospectus and Prospectus,

each dated May 1, 2023 (the “Summary Prospectus” and “Prospectus”, respectively),

of the AQR Sustainable Long-Short Equity Carbon Aware Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective September 30, 2023, Lukasz Pomorski, Ph.D., M.A., will no longer serve as a portfolio manager of the Fund. Effective that date, all references to Mr. Pomorski are hereby deleted from the Summary Prospectus and Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE